Exhibit 99.3
Last Updated     4/25/2007
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2007

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$4				$4	$10
2	Pinnacle West Energy	—				—	—
3	APS Energy Services	1				1	—
4	SunCor	8				8	(13)
5	El Dorado	(2)				(2)	(1)
6	Parent Company	5				5	8

						—
7	Income From Continuing Operations	16	—	—	—	16	4

	Income (Loss) From Discontinued Operations — Net of Tax
8	Silverhawk	—				—	—
9	SunCor	1				1	—
10	NAC	—				—	—

11	Total	1	—	—	—	1	—

12	Net Income	$17	$—	$—	$—	$17	$4

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED

13	Arizona Public Service	$0.04				$0.04	$0.10
14	Pinnacle West Energy	—				—	—
15	APS Energy Services	0.01				0.01	—
16	SunCor	0.09				0.09	(0.12)
17	El Dorado	(0.02)				(0.02)	(0.01)
18	Parent Company	0.04				0.04	0.07

19	Income From Continuing Operations	0.16	—	—	—	0.16	0.04

	Income (Loss) From Discontinued Operations — Net of Tax
20	Silverhawk	—				—	—
21	SunCor	—				—	(0.01)
22	NAC	—				—	—

23	Total	—	—	—	—	—	(0.01)

24	Net Income	$0.16	$—	$—	$—	$0.16	$0.03

25	BOOK VALUE PER SHARE	$34.45 *				$34.45 *	2.08

	COMMON SHARES OUTSTANDING (Thousands)
26	Average — Diluted	100,622					1,173
27	End of Period	100,115					928

	* Estimate

See Glossary of Terms.	Page 8 of 31

Last Updated     4/25/2007
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2007

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
28	Residential	$246				$246	$44
29	Business	264				264	31

30	Total retail	510	—	—	—	510	75
	Wholesale revenue on delivered electricity
31	Traditional contracts	5				5	(1)
32	Off-system sales	7				7	(5)
33	Transmission for others	7				7	1
34	Other miscellaneous services	7				7	—

35	Total regulated operating electricity revenues	536	—	—	—	536	70

	MARKETING AND TRADING
36	Electricity and other commodity sales	72				72	(13)

37	Total operating electric revenues	$608	$—	$—	$—	$608	$57

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
38	Residential	2,734				2,734	315
39	Business	3,285				3,285	86

40	Total retail	6,019	—	—	—	6,019	401
	Wholesale electricity delivered
41	Traditional contracts	175				175	(40)
42	Off-system sales	243				243	(429)
43	Retail load hedge management	117				117	(61)

44	Total regulated electricity	6,554	—	—	—	6,554	(129)

	MARKETING AND TRADING
45	Wholesale sales of electricity	2,057				2,057	(1,905)

46	Total electric sales	8,611	—	—	—	8,611	(2,034)

See Glossary of Terms.	Page 9 of 31

Last Updated     4/25/2007
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2007

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	POWER SUPPLY ADJUSTOR (“PSA”) - REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

47	Deferred fuel and purchased power regulatory asset — beginning balance	$160				$160	$(13)
48	Deferred fuel and purchased power costs — current period	25				25	12
49	Interest on deferred fuel	2				2	1
50	Amounts recovered through revenues	(69)				(69)	(51)

51	Deferred fuel and purchased power regulatory asset — ending balance	$118	$—	$—	$—	$118	$(51)

	MARKETING AND TRADING PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)

	Realized and Mark-To-Market Components
52	Electricity and other commodity sales, realized (a)	$12				$12	$2
53	Mark-to-market reversals on realized sales (a) (b)	(8)				(8)	(7)
54	Change in mark-to-market value of forward sales	10				10	9

55	Total gross margin	$14	$—	$—	$—	$14	$4

	By Pinnacle West Entity

56	APS	$(1)				$(1)	$(9)
57	Pinnacle West Marketing & Trading (c)	1				1	1
58	Parent Company (c)	9				9	10
59	APS Energy Services	5				5	2
60	Pinnacle West Energy	—				—	—

61	Total gross margin	$14	$—	$—	$—	$14	$4

Future Marketing and Trading Mark-to-Market Realization
As of March 31, 2007, Pinnacle West had accumulated net mark-to-market gains of $28 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2007, $13 million; and 2008, $15 million.

(a)	Net effect on pretax gross margin from realization of prior-period mark-to-market included in line 52 and in line 53 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 52 are included in line 53. For example, line 53 shows that a prior-period mark-to-market gain of $8 million was transferred to “realized” for the first quarter of 2007. A $8 million realized gain is included in the $12 million on line 52 for the first quarter of 2007.

(b)	Quarterly amounts do not total to annual amounts because of intra-year mark-to-market eliminations.

(c)	On February 1, 2007, the Parent Company transferred its market based rate tariff and wholesale power sales agreements to a newly-created subsidiary, Pinnacle West Marketing & Trading, which resulted in Pinnacle West no longer being a public utility under the Federal Power Act. As a result, Pinnacle West is no longer subject to FERC jurisdiction in connection with its issuance of securities or its incurrence of long-term debt.

See Glossary of Terms.	Page 10 of 31

Last Updated     4/25/2007
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2007

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
62	Residential	965,428				965,428	34,629
63	Business	118,649				118,649	5,079

64	Total	1,084,077	—	—	—	1,084,077	39,708
65	Wholesale customers	63				63	(12)

66	Total customers	1,084,140	—	—	—	1,084,140	39,696

67	Customer growth (% over prior year)	3.8%				3.8%	(0.7)%

	RETAIL SALES (GWH) - WEATHER NORMALIZED

68	Residential	2,648				2,648	173
69	Business	3,228				3,228	(20)

70	Total	5,876	—	—	—	5,876	153

	RETAIL USAGE (KWh/Average Customer)

71	Residential	2,832				2,832	69
72	Business	27,687				27,687	(2,757)

	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)

73	Residential	2,743				2,743	84
74	Business	27,204				27,204	(1,396)

	ELECTRICITY DEMAND (MW)

75	System peak demand	4,781				4,781	576

See Glossary of Terms.	Page 11 of 31

Last Updated     4/25/2007
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2007

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	ENERGY SOURCES (GWH)

	Generation production
76	Nuclear	2,299				2,299	579
77	Coal	3,164				3,164	81
78	Gas, oil and other	1,151				1,151	(172)

79	Total generation production	6,614	—	—	—	6,614	488

	Purchased power
80	Firm load	278				278	(87)
81	Marketing and trading	2,262				2,262	(2,330)

82	Total purchased power	2,540	—	—	—	2,540	(2,417)

83	Total energy sources	9,154	—	—	—	9,154	(1,929)

	POWER PLANT PERFORMANCE

	Capacity Factors
84	Nuclear	94%				94%	23%
85	Coal	84%				84%	1%
86	Gas, oil and other	16%				16%	(2)%
87	System average	50%				50%	4%

	Generation Capacity Out of Service and Replaced for Native Load (average MW/day) (a)
88	Nuclear	57				57	(249)
89	Coal	203				203	(54)
90	Gas	267				267	66

91	Total	527	—	—	—	527	(237)

(a)	Includes planned and unplanned outages

See Glossary of Terms.	Page 12 of 31

Last Updated     4/25/2007
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2007

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	ENERGY MARKET INDICATORS (a)

	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
92	Palo Verde	$54.62				$54.62	$0.84
93	SP15	$60.02				$60.02	$1.68
	Off-Peak
94	Palo Verde	$42.06				$42.06	$0.14
95	SP15	$45.86				$45.86	$1.07

	WEATHER INDICATORS

	Actual
96	Cooling degree-days	172				172	129
97	Heating degree-days	589				589	125
98	Average humidity	36%				36%	8%
	10-Year Averages
99	Cooling degree-days	97				97	—
100	Heating degree-days	513				513	—
101	Average humidity	42%				42%	0%

	ECONOMIC INDICATORS

	Building Permits — Metro Phoenix (b) (d)
102	Single-family	4,089				4,089	(1,297)
103	Multi-family	2,457				2,457	9

104	Total	6,546	—	—	—	6,546	(1,288)

	Arizona Job Growth (c) (d)
105	Payroll job growth (% over prior year)	4.4%				4.4%	(1.8)%
106	Unemployment rate (%, seasonally adjusted)	4.1%				4.1%	0.0%

Sources:

(a)	Average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

(d)	Economic indicators reflect periods ended February 28, 2007 (latest available data).

See Glossary of Terms.	Page 13 of 31